OMB Number:              3235-0570

Expires:    January 31, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-21117

A&Q Alternative Fixed-Income Strategies Fund LLC

(Exact name of registrant as specified in charter)

600 Washington Boulevard

                                              Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Michael Kim

UBS Hedge Fund Solutions LLC

600 Washington Boulevard

                                               Stamford, CT 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (203) 719-1428

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2018

An exemption under Regulation 4.5 has been obtained from the Commodity Futures Trading Commission for

A&Q Alternative Fixed-Income Strategies Fund LLC

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2018

Ernst & Young LLP 5 Times Square New York, NY - 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Investors of

A&Q Alternative Fixed-Income Strategies Fund LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of A&Q Alternative Fixed-Income Strategies Fund LLC (the “Fund”), including the schedule of portfolio investments, as of March 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments in investment funds as of March 31, 2018, by correspondence with management of the underlying investment funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the UBS Hedge Fund Solutions LLC investment companies since 1995.

New York, NY

May 30, 2018

1

A&Q Alternative Fixed-Income Strategies Fund LLC

Statement of Assets and Liabilities
March 31, 2018

ASSETS

Investments in Investment Funds, at fair value (cost $4,240,904)	$1,849,195
Cash	1,248,807
Receivable from Investment Funds	6,263,282
Unrealized appreciation on foreign currency contracts	446

Total Assets	9,361,730

LIABILITIES

Liquidating distributions payable	6,250,000
Professional fees payable	361,155
Officer’s and Directors’ fees payable	44,046
Tax compliance fees payable	25,000
Administration fee payable	10,693
Custody fee payable	2,400
Other liabilities	127,930

Total Liabilities	6,821,224

Net Assets	$2,540,506

NET ASSETS

Represented by:
Paid in capital	$17,863,956
Accumulated net realized gain/(loss) from investments in Investment Funds and forward foreign currency exchange contracts and transactions	(11,599,298)
Accumulated net investment loss	(1,332,889)
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds and forward foreign currency exchange contracts and translations	(2,391,263)

Net Assets	$2,540,506

Net asset value per Unit (based on 3,556.438 Units outstanding)	$714.34

The accompanying notes are an integral part of these financial statements.
2

A&Q Alternative Fixed-Income Strategies Fund LLC

Statement of Operations
Year Ended March 31, 2018

EXPENSES

Professional fees	$306,936
Investment Management Fee	202,030
Tax compliance fees	150,000
Officer’s and Directors’ fees	109,775
Administration fee	79,996
Commitment Fee	11,250
Custody fee	8,430
Printing, insurance and other expenses	55,703

Total Expenses	924,120

Reduction of Investment Management Fee	(62,699)

Net Expenses (See Note 3)	861,421

Net Investment Loss	(861,421)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	6,520,441
Net realized gain/(loss) from forward foreign currency exchange contracts and transactions	(81,260)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(5,869,463)
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts and translations	(5,385)

Net Realized and Unrealized Gain/(Loss) from Investments	564,333

Net Decrease in Net Assets Derived from Operations	$(297,088)

The accompanying notes are an integral part of these financial statements.
3

A&Q Alternative Fixed-Income Strategies Fund LLC

Statements of Changes in Net Assets
Years Ended March 31, 2017 and 2018

Net Assets at April 1, 2016	$84,981,710

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(2,098,256)
Net realized gain/(loss) from investments in Investment Funds and forward foreign currency exchange contracts and transactions	(1,464,788)
Net change in unrealized appreciation/depreciation on investments in Investment Funds and forward foreign currency exchange contracts and translations	4,584,151

Net Increase in Net Assets Derived from Operations	1,021,107

DISTRIBUTIONS TO SHAREHOLDERS (See Note 2d)	(1,424,006)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Reinvestment of distributions of 1,354.130 Units	1,219,807
Repurchase of 33,348.419 Units	(30,211,024)

Net Decrease in Net Assets Derived from Capital Transactions	(28,991,217)

Net Assets at March 31, 2017	$55,587,594

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment loss	(861,421)
Net realized gain/(loss) from investments in Investment Funds and forward foreign currency exchange contracts and transactions	6,439,181
Net change in unrealized appreciation/depreciation on investments in Investment Funds and forward foreign currency exchange contracts and translations	(5,874,848)

Net Decrease in Net Assets Derived from Operations	(297,088)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Repurchase of 57,409.629 Units	(52,750,000)

Net Decrease in Net Assets Derived from Capital Transactions	(52,750,000)

Net Assets at March 31, 2018	$2,540,506

Accumulated net investment loss - March 31, 2017	$(4,093,657)

Accumulated net investment loss - March 31, 2018	$(1,332,889)

The accompanying notes are an integral part of these financial statements.
4

A&Q Alternative Fixed-Income Strategies Fund LLC

Statement of Cash Flows
Year Ended March 31, 2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets derived from operations	$(297,088)
Adjustments to reconcile net decrease in net assets derived from operations to net cash provided by operating activities:
Proceeds from disposition of investments in Investment Funds	49,337,152
Net realized (gain)/loss from investments in Investment Funds	(6,520,441)
Net change in unrealized appreciation/depreciation on investments in Investment Funds and forward foreign currency exchange contracts and translations	5,874,848
Changes in assets and liabilities:
(Increase)/decrease in assets:
Receivable from Investment Funds	1,330,659
Increase/(decrease) in liabilities:
Administration fee payable	(5,978)
Custody fee payable	1,600
Investment Management Fee payable	(337,983)
Officer’s and Directors’ fees payable	44,046
Professional fees payable	93,103
Tax compliance fees payable	(25,000)
Other liabilities	(33,534)
Net cash provided by operating activities	49,461,384

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on investors’ redemptions payable	(8,140,382)
Payments on liquidating distributions, including change in liquidating distributions payable	(46,500,000)
Net cash used in financing activities	(54,640,382)

Net decrease in cash	(5,178,998)
Cash-beginning of year	6,427,805
Cash-end of year	$1,248,807

The accompanying notes are an integral part of these financial statements.
5

A&Q Alternative Fixed-Income Strategies Fund LLC

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the periods indicated. An individual investor’s ratios and returns may vary from the below based on the timing of capital transactions.

	Year Ended March 31,	Year Ended March 31,	Year Ended March 31,	Period from January 1, 2015 to March 31,
	2018	2017	2016	2015
Per Unit operating performance
Net asset value per Unit, beginning	$911.78	$914.17	$1,006.49	$1,000.00
Gain/(Loss) from investment operations:

Net investment income/(loss) [a]	(29.67)	(26.19)	(26.71)	(8.09)
Net realized and unrealized gain (loss) from investments	(167.77)	41.69	(15.12)	14.58

Total gain/(loss) from investment operations	(197.44)	15.50	(41.83)	6.49

Distributions to shareholders	–	(17.89)	(50.49)	–

Net asset value per Unit, ending	$714.34	$911.78	$914.17	$1,006.49

a	Calculated based on the average Units outstanding during the period.

Per Unit operating performance is not applicable prior to the period from January 1, 2015 to March 31, 2015, in light of the change in the tax classification of the Fund effective January 1, 2015. See Note 1.

The accompanying notes are an integral part of these financial statements.
6

A&Q Alternative Fixed-Income Strategies Fund LLC

Financial Highlights (continued)

	Years Ended March 31,			Period from January 1, 2015 to March 31,	Years Ended December 31,
	2018	2017	2016	2015	2014	2013
Ratio/Supplemental Data:

Ratio of net investment loss to average net assets [b,c]	(2.85%)	(2.79%)	(2.67%)	(0.81%) [d]	(2.67%)	(2.43%)

Ratio of gross expenses to average net assets [b,c]	3.05% [e]	3.12% [e]	2.86%	0.81% [d]	2.68%	2.44%

Ratio of net expenses to average net assets [b,c]	2.85%	2.80%	2.86%	0.81% [d]	2.68%	2.44%

Portfolio turnover rate	0.00%	9.51%	23.45%	12.87%	39.75%	14.52%

Total return [f]	(21.65%)	1.72%	(4.23%)	0.65%	1.16%	8.32%

Net assets at end of period (including the Adviser)	$2,540,506	$55,587,594	$84,981,710	$114,558,527	$116,798,660	$148,480,294

a	Calculated based on the average Units outstanding during the period.

b	Ratios to average net assets are calculated based on the average net assets for the period.

c

Ratios of net investment loss and gross/net expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

d	Not annualized.

e	During the years ended March 31, 2018 and March 31, 2017, the gross expense ratio would have been 3.33% and 3.33%, respectively, prior to the waived Management Fee of 0.30%. See Note 3.

f

The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period. The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan. The total return does not reflect any sales charges. Total return for periods less than a full year are not annualized.

The accompanying notes are an integral part of these financial statements.
7

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements
March 31, 2018

1.	Organization

A&Q Alternative Fixed-Income Strategies Fund LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on April 30, 2002 and commenced operations on August 1, 2002. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund is commonly referred to as a “fund of funds.” Its investment objective is to maximize total return over the long term. The Fund will seek to achieve its objective principally through the allocation of assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors, other than the Fund, and in other registered investment companies (collectively, the “Investment Funds”). The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in Investment Funds that employ primarily fixed-income strategies.

Effective January 1, 2015, the Fund changed its tax classification from a partnership to a regulated investment company within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “RIC Conversion”). In connection with the RIC Conversion, the members of the Fund collectively were issued 116,798.660 units of limited liability company interests of the Fund (the “Units”) at a net asset value (“NAV”) per Unit of $1,000, in exchange for their collective interests in the Fund as of December 31, 2014, totaling $116,798,660 in net assets. In addition, the Fund changed its fiscal year-end from December 31 to March 31 and its tax year-end from December 31 to September 30. The Fund intends to qualify, and will elect to be treated, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Subject to the requirements of the 1940 Act, the business and affairs of the Fund shall be managed under the direction of the Fund’s Board of Directors (the “Board”, with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Fund and in its name, to do all things necessary and proper to carry out its duties under the Fund’s Limited Liability Company Agreement, as amended and restated from time to time (the “LLCA”). Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, UBS Hedge Fund Solutions (as defined below)), subject to the investment objective and policies of the Fund and to the oversight of the Board.

8

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

1.	Organization (continued)

The Board has engaged UBS Hedge Fund Solutions LLC (“UBS Hedge Fund Solutions”, the “Adviser” and, when providing services under the Administration Agreement, the “Administrator”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Adviser has determined to dissolve the Fund in accordance with its rights, powers and authority under the LLCA. At a meeting held on March 15, 2017, based on such determination, and the Adviser’s recommendation to liquidate the Fund, the Board approved the liquidation of the Fund and selected the Adviser as the liquidator of the Fund. As such, the Adviser is proceeding with an orderly liquidation of the Fund’s portfolio of investments, and will distribute liquidation proceeds to the Fund’s investors on a pro rata basis in accordance with the terms of the LLCA. Withdrawals out of the Fund, effected by offers conducted by the Fund to repurchase Units pursuant to written tenders, have been suspended, and will remain suspended throughout the liquidation, distribution and wind down. Sales of Units to both new and existing investors have been suspended, and will remain suspended throughout the liquidation, distribution and wind down. In connection with the liquidation, during the year ended March 31, 2018, 57,409.629 Units were repurchased. The Adviser is managing the Fund with the objective of maximizing current investment value while seeking to realize all investments as soon as reasonably practicable. The Fund is restricted in its ability to withdraw from certain Investment Funds until such Investment Funds liquidate their portfolios in realization events. These realization events are expected to be completed by mid-2019.

Historically, Units were offered for purchase as of the first business day of each month at the Fund’s then current NAV per Unit. Additionally, from time to time, the Fund offered to repurchase Units pursuant to written tenders by investors. These repurchases were made at such times and on such terms as was determined by the Board in its complete and exclusive discretion.

The financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by non-governmental entities. The Fund’s financial statements are prepared in accordance with US GAAP.

2.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with US GAAP, which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

9

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The Fund uses NAV as its measure of fair value of an investment in an investee when (i) the Fund’s investment does not have a readily determinable fair value and (ii) the NAV of the Investment Fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the fair value measurement of the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.

US GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). US GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities require greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Fund as of March 31, 2018. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had no unfunded capital commitments as of March 31, 2018. The Fund used the following categories to classify its Investment Funds:

The Investment Fund in the credit/income strategy (total fair value of $1,799,742) utilizes credit analysis to evaluate potential investments and uses debt or debt-linked instruments to execute its investment theses. Its approach can be either fundamental, quantitative, or a combination of both. As of March 31, 2018, approximately 95% of the Investment Fund in the credit/income strategy is available to be redeemed on June 30, 2018. The remaining approximately 5% is held in a side pocket; therefore, redemption notice periods are no longer effective for this investment and the liquidation of assets is uncertain.

The other category (total fair value of $49,453) contains investment approaches that are outside of the mainstream hedge fund strategies (credit/income, equity hedged, relative value and trading).

10

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

The category includes other strategies, such as certain private equity and real estate dealings, as well as niche investment approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives. As of March 31, 2018, no Investment Funds in the other strategy were subject to investor level gates or lock-ups. All investments in this category are held in side pockets or are in liquidation; therefore redemption notice periods are no longer effective and the liquidation of assets is uncertain.

The investments within the scope of ASC 820, for which fair value is measured using NAV as a practical expedient, should not be categorized within the fair value hierarchy. The total fair value of the investments in Investment Funds valued using NAV as a practical expedient is $1,849,195 and is therefore excluded from the fair value hierarchy. Additional disclosures, including liquidity terms and conditions of the underlying investments, are included in the Schedule of Portfolio Investments.

The three levels of the fair value hierarchy are as follows:

Level 1—	quoted prices in active markets for identical investments
Level 2—

inputs to the valuation methodology include quotes for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument

Level 3—	inputs to the valuation methodology include significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, can be found in the Schedule of Portfolio Investments.

The NAV of the Fund is determined by the Fund’s administrator, under the oversight of the Adviser, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. The Adviser has

11

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

adopted procedures pursuant to ASC 820 in which the Fund values its investments in Investment Funds at fair value. Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds’ Investment Managers, unless otherwise noted, which are net of management and incentive fees charged by the Investment Funds. NAVs received by, or on behalf of, the Investment Funds’ Investment Managers are based on the fair value of the Investment Funds’ underlying investments in accordance with the policies established by the Investment Funds. Because of the inherent uncertainty of valuation, the value of the Fund’s investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. See Schedule of Portfolio Investments for further information.

On March 31, 2018, the Fund held 13,228 shares of European Special Opportunities Fund II, Ltd. Class B (“ESO”) at a cost $1,967,854. ESO is the claimant in a lawsuit against the owner of a hotel located in Switzerland, and they are seeking a settlement from the defendants, principally among them is the company which owns the hotel. ESO holds no other assets which are marketable, and only own a claim against the owners of the hotel. ESO is unable to determine the likelihood of the outcome of the lawsuit, and if the lawsuit is successful, the dollar amount of the claim cannot be determined at this time. Since ESO holds no other assets upon which to derive value, the Adviser has determined that the fair value of the Fund’s position is $0.

As a result of the valuation determination made by the Adviser, the position in ESO is deemed to be a Level 3 holding. In accordance with the Fund’s policy, this investment was transferred into Level 3 at the end of the period. The Fund intends to hold the position until it receives proceeds from the liquidation of ESO, but it will be valued at $0 until the settlement proceeds are both probable and estimable. Redemptions from ESO have been suspended, and proceeds will be distributed to the Fund when they become available.

The Fund considers forward foreign currency exchange contracts to be Level 2 investments.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s Investment Manager and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

12

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

2.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

It is unknown, on an aggregate basis, whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at March 31, 2018.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income is recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s NAV; costs of insurance; registration expenses; interest expense; offering and organization costs; due diligence, including travel and related expenses; expenses of meetings of Directors; all costs with respect to communications to investors; and other types of expenses approved by the Directors. Expenses are recorded on the accrual basis.

d.	Income Taxes

For periods prior to January 1, 2015, the Fund, as a limited liability company, was classified as a partnership for federal tax purposes. Accordingly, no provision for federal income taxes was required.

Effective January 1, 2015, the Fund elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify, as a RIC under Subchapter M of the Code. For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to its investors. Taxable income consists generally of net investment income and net capital gains. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains, resulting in no provision requirements for federal income or excise taxes. The Fund has a September 30 tax year-end. Unless otherwise indicated, all applicable tax disclosures reflect tax adjusted balances at September 30, 2017.

13

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

The Fund will file U.S. federal income and applicable state tax returns. The Adviser will analyze the Fund’s tax positions and will determine if a tax provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for all open tax years are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2018, the Fund did not incur any interest or penalties. The Adviser does not believe there are positions for which it is reasonably likely that the total amounts of unrecognized tax liability will significantly change within twelve months of the reporting date.

Permanent book-to-tax basis differences resulted in the reclassification of amounts stated below, between accumulated net investment loss, accumulated net realized loss from investments and paid-in capital reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2018. Such permanent reclassifications are attributable to differences between book and tax reporting of the Fund’s investments and taxable over distributions which do not affect net assets or NAV per Share values.

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid in Capital
$3,622,189	$(3,566,217)	$(55,972)

There were no distributions paid to shareholders during the financial statement year ended March 31, 2018. The tax character of distributions paid to shareholders during the financial statement year ended March 31, 2017 was $1,424,006, of which $868,753 was ordinary income and $555,253 was an over distribution.

The tax basis of distributable earnings as of September 30, 2017 (the Fund’s most recent tax year) shown below represents future distribution requirements that the Fund must satisfy under the income tax regulations.

Undistributed Ordinary Income	Capital Loss Carryforward	Qualified Late Year Loss Deferrals*	Net Unrealized Appreciation/ (Depreciation)
$ -	$(12,234,571)	$(949,815)	$(1,075,778)

* Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended September 30, 2017, the Fund incurred a late year ordinary loss of $949,815 which it will elect to defer to the next tax year.

14

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

2.	Significant Accounting Policies (continued)

d.	Income Taxes (continued)

At September 30, 2017, the Fund had a capital loss carryforward of $12,234,571. The capital loss carryforward is available to offset future realized capital gains. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses and are not subject to expiration.

The federal tax cost of investments is adjusted for taxable income allocated to the Fund from the Investment Funds. The aggregate tax cost of investments at March 31, 2018 is $6,211,306. Investment net tax basis unrealized depreciation was $4,361,665 consisting of $42,373 unrealized appreciation and $4,404,038 unrealized depreciation.

The primary reason for differences between the earnings reported above and the federal tax cost of investments, in comparison with the related amounts reported on the Fund’s Statement of Assets and Liabilities as of March 31, 2018, relates to cumulative differences between tax and GAAP financial statement reporting requirements on the portfolio investments.

e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

f.	Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an Investment Management Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee (the “Investment Management Fee”) at the annual rate of 1.45% of the Fund’s net assets. Effective July 1, 2016, the Adviser agreed to reduce 0.45% of the 1.45% Investment Management Fee it receives

15

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

3.	Related Party Transactions (continued)

from the Fund through August 1, 2017, such that, until August 1, 2017, the Fund shall pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s net assets. Effective June 30, 2017, the Adviser ceased to charge the Investment Management Fee. During the year ended March 31, 2018, the Investment Management Fee is $202,030 prior to the 0.45% reduction of $62,699, which is shown as reduction of Investment Management Fee on the Statement of Operations.

The Administrator provides certain administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund paid the Administrator a monthly fee (the “Management Fee”) at an annual rate of 0.30% of the Fund’s adjusted net assets determined as of the last day of each month. Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund as of such date, and calculated before giving effect to any repurchase of Units on such date. Effective July 1, 2016, the Administrator agreed to permanently waive the 0.30% Management Fee it receives from the Fund. For the year ended March 31, 2018, the Management Fee would have been an additional $83,697 prior to the 0.30% waiver.

The Management Fee and Investment Management Fee are computed as of the start of business on the last business day of the period to which each Management Fee and Investment Management Fee relates, after adjustment for any Unit purchases effective on such date, and will be payable in arrears. A portion of the Investment Management Fee and the Management Fee is paid by UBS Hedge Fund Solutions to its affiliates.

UBS Financial Services Inc. (“UBS FSI”), a wholly owned subsidiary of UBS Americas, Inc., acts as the distributor for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as distributor. Sales loads, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount. The sales load does not constitute assets of the Fund.

Effective January 1, 2016, each Director of the Fund receives an annual retainer of $12,500 plus a fee for each meeting attended. The Chairman of the Board and the Chairman of the Audit Committee of the Board each receive an additional annual retainer in the amount of $20,000. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis along with the four other registered alternative investment funds advised by UBS Hedge Fund Solutions. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses.

During the year ended March 31, 2018, the Fund incurred a portion of the annual compensation of the Fund’s Chief Compliance Officer in the amount of $5,000 which is included in Officer’s and Directors’ fees on the Statement of Operations. The related payable of $16,746 is included in Officer’s and Directors’ fees payable on the Statement of Assets and Liabilities.

16

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

3.	Related Party Transactions (continued)

The Fund, along with other funds advised by UBS Hedge Fund Solutions, the Directors and the Adviser, is insured under an insurance policy which protects against claims alleging a wrongful act, error, omission, misstatement, misleading statement, and other items made in error. A portion of the annual premiums is allocated to the Adviser based on a recommendation of an insurance risk adjuster and, in accordance with the risk adjuster’s recommendation; the remaining portions are allocated among the UBS funds on a pro-rata basis. On an annual basis, the allocation methodology recommended by the risk adjuster is reviewed and approved by the Board and the Adviser determines the amounts to be charged to each fund based upon the Board approved methodology. During the year ended March 31, 2018, the Fund incurred $23,203 in insurance fees, which is included in printing, insurance and other expenses on the Statement of Operations. The related payable of $50 which is included in other liabilities on the Statement of Assets and Liabilities.

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, was party to a Credit Agreement (See Note 6). On a quarterly basis, the credit provider will charge a fee (the “Commitment Fee”) on the unused portion of the total amount of the Credit Agreement. The Adviser will negotiate the commitment amount with the counterparty based on the amount each fund will be expected to borrow at a given time. The Commitment Fee will be allocated to each fund based on the expected borrowing amount which is disclosed within the Credit Agreement. For the year ended March 31, 2018, the Fund incurred a Commitment Fee of $11,250 to the counterparty, of which none was payable at March 31, 2018.

Other investment partnerships sponsored by UBS AG or its affiliates may also maintain investment interests in the Investment Funds owned by the Fund.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), as Fund administrator, performs certain additional administrative, accounting, record keeping, tax and investor services for the Fund. BNY Mellon receives a monthly administration fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly administration fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian has entered into a service agreement whereby it provides custodial services for the Fund.

17

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

5.	Unit Capital and NAV

The Fund is authorized to issue an unlimited number of Units. The Fund has registered $821,751,879 of Units for sale under its Registration Statement (File No. 333-194092). The Units are being distributed by UBS Financial Services Inc. (together with any other broker or dealer appointed by the Fund as distributor of its Units, the “Distributor”). The Distributor may pay from its own resources compensation to its financial advisers and brokers or dealers in connection with the sale and distribution of the Units or servicing of investors.

Capital unit transactions for outstanding Units in the Fund for the year ended March 31, 2018 are summarized as follows:

Outstanding Units April 1, 2017	Subscriptions	Repurchases	Outstanding Units March 31, 2018	NAV Per Unit
60,966.067	–	(57,409.629)	3,556.438	$714.34

6.	Loan Payable

The Fund, along with several other funds advised by UBS Hedge Fund Solutions, was party to a secured Amended and Restated Credit Agreement dated as of September 1, 2015, as amended, supplemented or otherwise modified from time to time, which will terminate on August 28, 2018 unless extended (the “Credit Agreement”). Effective August 29, 2017, the Fund was no longer party to the Credit Agreement. Under the Credit Agreement, the Fund may have borrowed from time to time on a revolving basis at any time up to $12,000,000 for temporary investment purposes and to meet requests for tenders. Indebtedness outstanding under the Credit Agreement accrued interest at a rate per annum for each day equal to 1.5% plus the higher of the Overnight LIBOR Rate and the Federal Funds Rate for such day (the “Interest Rate”), or at 2% over the Interest Rate during an event of default. There was a Commitment Fee payable by the Fund, calculated at 45 basis points per annum of the line of credit not utilized.

For the year ended March 31, 2018, the Fund did not borrow under this secured revolving line of credit.

7.	Investments

As of March 31, 2018, the Fund had investments in Investment Funds, none of which were related parties.

There were no purchases of investments for the year ended March 31, 2018. Aggregate proceeds from sales of investments for the year ended March 31, 2018 amounted to $49,337,152.

18

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

7.	Investments (continued)

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.90% to 2.00% (per annum) of net assets and incentive fees or allocations ranging from 0.00% to 20.00% of net profits earned which excludes Highland Credit Strategies Fund, Ltd. that no longer charges management or incentive fees. One or more Investment Funds have entered into a side pocket arrangement. Detailed information about the Investment Funds’ portfolios is not available. Please see the Schedule of Portfolio Investments for further information.

8.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

The Fund may enter into a forward foreign currency exchange contract for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund entered into a forward foreign currency exchange contract to hedge against a Euro denominated Investment Fund. The Fund enters into these contracts from time to time to mitigate the foreign currency risks associated with these types of investments.

The Fund is required to present enhanced information in order to provide users of financial statements with an improved degree of transparency and understanding of how and why an entity uses derivative instruments, how derivative instruments are accounted for, and how derivative instruments affect an entity’s financial position, results of operations and its cash flows. In order to provide such information to financial statement users, the Fund provides qualitative disclosures about an entity’s associated risk exposures, quantitative disclosures about fair value amounts of derivative instruments and the gains and losses from derivative instruments.

19

A&Q Alternative Fixed-Income Strategies Fund LLC

Notes to Financial Statements (continued)
March 31, 2018

8.	Financial Instruments with Off-Balance Sheet Risk (continued)

The net realized loss and net change in unrealized depreciation on forward foreign currency exchange contracts for the year ended March 31, 2018 are $81,260 and $5,385, respectively, and are included in the net realized gain/(loss) from forward foreign currency exchange contracts and transactions and net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts and translations, respectively, on the Statement of Operations.

9.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

10.	Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no events that required disclosure other than the following:

Subsequent to March 31, 2018, the Fund paid liquidating distributions payable of $6,250,000.

20

A&Q Alternative Fixed-Income Strategies Fund LLC
Schedule of Portfolio Investments
March 31, 2018

Investment Fund (a)	Geographic Focus	Cost	Fair Value	% of Net Assets		Initial Acquisition Date	Redemption Frequency (b)	Redemption Notice Period (c)	First Available Redemption Date		Dollar Amount of Fair Value for First Available Redemption
Credit/Income
Aeolus Property Catastrophe	Global	$2,265,970	$1,799,742	70.84	%	6/1/2013	Custom Dates	93 days	6/30/2018	(d)	$ (e)
Keystone Fund L.P.

Credit/Income Subtotal		2,265,970	1,799,742	70.84

Other

European Special Opportunities Fund II, Ltd., Class B (f)	Europe including UK	1,967,854	0	0.00		2/1/2008	N/A	N/A	N/A	(g)	N/A
Highland Credit Strategies Fund, Ltd.	US/Canada	7,080	49,453	1.95		4/1/2006	N/A	N/A	N/A	(g)	N/A

Other Subtotal		1,974,934	49,453	1.95

Total Investment Funds		$4,240,904	$1,849,195	72.79	%

Forward Foreign Currency Exchange Contract		Cost	Unrealized Appreciation (Depreciation)	% of Net Assets

Euro Forward Foreign Currency Exchange Contract (h)		$—	$446	0.02	%

Total forward foreign currency exchange contract		$—	$446	0.02	%

(a)	Each Investment Fund noted within the Schedule of Portfolio Investments is non-income producing.
(b)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(c)	Unless otherwise noted, the redemption notice periods are shown in calendar days.
(d)

A portion of the Fund’s interests in the Investment Fund ($92,398) is held in a side pocket or is in liquidation and has restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(e)

Generally, the Investment Fund is renewed on the anniversary date each year or paid out within 3 months after the anniversary date. However, if there are insurance claims, the amount and time of payment becomes uncertain and can take years to settle. As of March 31, 2018, the Fund is not aware of any uncertainties related to redemptions.

(f)	The Fund has valued this Investment Fund at $0 and considers it to be a Level 3 investment.
(g)

All of the Fund’s interests in the Investment Fund are held in side pockets or are in liquidation and have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund liquidates its underlying investments.

(h)

The Fund entered into a forward foreign currency exchange contract with Morgan Stanley & Co. Incorporated to buy €568,000 for $709,845 for delivery on June 30, 2018, with a fair value of $446 at the measurement date. The forward foreign currency exchange contract is a Level 2 investment.

Complete information about the Investment Funds’ underlying investments is not readily available.

The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The preceding notes are an integral part of these financial statements.
21

A&Q Alternative Fixed-Income Strategies Fund LLC
Schedule of Portfolio Investments (continued)
March 31, 2018

	ASSETS TABLE
Description	Level 1	Level 2	Level 3	Investment Funds valued using NAV as a practical expedient	Total Fair Value at March 31, 2018
Investment Funds
Credit/Income	$—	$—	$—	$1,799,742	$1,799,742
Other*	—	—	—	49,453	49,453
Forward Foreign Currency Exchange Contract	—	446	—	—	446

Total assets	$—	$446	$—	$1,849,195	$1,849,641

*	Includes an investment in European Special Opportunities Fund II, Ltd., Class B which has been valued at $0 and is included within Level 3.

The preceding notes are an integral part of these financial statements.
22

DIRECTORS AND OFFICERS (UNAUDITED)

Information pertaining to the Directors and Officers of the Fund as of March 31, 2018 is set forth below. The Statement of Additional Information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Hedge Fund Solutions LLC (“UBS HFS”) at (888) 793-8637.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Virginia G. Breen (53) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jun. 27, 2008	Private investor.	5	Director of: the Neuberger Berman Private Equity Registered Funds (15 funds); certain funds in the Calamos Fund Complex (22 portfolios); Jones Lang LaSalle Income Property Trust, Inc.
George W. Gowen (88) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Commencement of Operations	Law partner of Dunnington, Bartholow & Miller LLP.	5	None.
Stephen H. Penman (71) c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Director	Term — Indefinite Length—since Jul. 1, 2004	Professor of Financial Accounting of the Graduate School of Business, Columbia University.	5	Member, Board of Advisors, Boston Harbor Investment Management, LLC.
INTERESTED DIRECTOR
Meyer Feldberg (76)[3] c/o UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chairman and Director	Term — Indefinite Length—since Commencement of Operations	Dean Emeritus and Professor of Management of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley.	49	Director of: NYC Ballet; Revlon, Inc. (1997 to 2017); Macy’s, Inc. (1992 to 2016). Advisory Director of Welsh Carson Anderson & Stowe.
OFFICER(S) WHO ARE NOT DIRECTORS
William J. Ferri (51) UBS HFS 787 7th Avenue New York, New York 10019 Principal Executive Officer	Term — Indefinite Length—since Oct. 1, 2010	Head of Products and Solutions of UBS HFS since 2017. Prior to serving in this role, he was Global Head of UBS HFS from 2010 to 2017.	N/A	N/A
Dylan Germishuys (48) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Principal Accounting Officer	Term — Indefinite Length—since Nov. 19, 2013

Head of Operations and Product Control of UBS HFS since 2004. Prior to serving in this role, he was Financial Controller of O’Connor Fund of Funds from 2003 to 2004 and served in various roles in the Business Unit Control team of UBS Investment Bank’s Equities business

			N/A	N/A

23

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[2]	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
from 1997 to 2003.
Frank S. Pluchino (58) UBS HFS 600 Washington Boulevard Stamford, Connecticut 06901 Chief Compliance Officer	Term — Indefinite Length—since Jul. 19, 2005	Executive Director of UBS HFS since October 2010. Prior to October 2010, Executive Director of Compliance of UBS Financial Services Inc. from 2003 to 2010 and Deputy Director of Compliance of UBS Financial Services of Puerto Rico Inc. from October 2006 to October 2010.	N/A	N/A

[1]	The Fund commenced operations on August 1, 2002.

[2]	As of March 31, 2018, of the 49 funds/portfolios in the complex, 44 were advised by an affiliate of UBS HFS and five comprised the registered alternative investment funds advised by UBS HFS.

[3]

            Mr. Feldberg is an “interested person” of the Fund because he is an affiliated person of a broker-dealer with which the funds advised by UBS HFS may do business. Mr. Feldberg is not affiliated with UBS Financial Services Inc. or its affiliates.

24

ADDITIONAL INFORMATION (UNAUDITED)

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve month period ended June 30, no later than August 31. The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (888) 793-8637; and (ii) on the SEC’s website at http://www.sec.gov.

FILING OF QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS (“FORM N-Q”)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge, on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $99,895 in 2017 and $75,085 in 2018. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant’s report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,285 in 2017 and $2,285 in 2018. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $30,715 in 2017 and $29,250 in 2018. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2017 and $0 in 2018.

(e)(1)

The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)

There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $.309 mil in 2017 and $.349 mil in 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

UBS Hedge Fund Solutions LLC proxy voting policy 4-S-004010 Internal

UBS Hedge Fund Solutions LLC

proxy voting policy

OR Taxonomy: Market Conduct

Owner/Issuer: Chief Compliance Officer UBS Hedge Fund Solutions LLC

Why do we have this supplementary policy?

Underlying our voting and corporate governance policies we have one fundamental objective, to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

To achieve this objective, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice.

Applicability
Location	Americas
Legal Entity	UBS Hedge Fund Solutions LLC
Business Division	Asset Management
Business Area /Function	All
Roles	All

Summary of Key Requirements

The policy is designed to address the following risks:

–  Failure to provided required disclosures for investment advisers and registered investment companies

–  Failure to vote proxies in best interest of clients and funds

–  Failure to identify and address conflicts of interest

Infringements of this policy may result in disciplinary action including dismissal.

Published: 01.03.2018	Page 1 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-S-004010 Internal

Table of Contents

Supplementary Policy		3

1.	General Policy	3

2.	General Procedures	3
2.1	Recordkeeping	3

Published: 01.03.2018	Page 2 of 3

UBS Hedge Fund Solutions LLC proxy voting policy 4-S-004010 Internal

Supplementary Policy

1.     General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, “proxies”), in a manner that serves the best interests of the clients managed by the Registrant, as determined by the Registrant in its discretion, taking into account relevant factors, including, but not limited to:

–	the impact on the value of the securities;
–	the anticipated costs and benefits associated with the proposal;
–	the effect on liquidity;
–	impact on redemption or withdrawal rights;
–	the continued or increased availability of portfolio information; and
–	customary industry and business practices.

2.     General Procedures

Unless clients have reserved voting rights to themselves, UBS Hedge Fund Solutions LLC (“HFS”) will direct the voting of proxies on securities held in their accounts. However, since the holdings in client accounts of HFS are almost exclusively comprised of hedge funds, many of which have non-voting shares, HFS rarely votes proxies. When voting such proxies, HFS Operations Department will consult with the HFS Investment Committee as well as the Legal and Compliance Department regarding the issues of the proxy vote. The Legal and Compliance Department will notify the Operations Department if there are any legal/compliance issues related to the vote. If there are no such issues, the Investment Committee will instruct the Operations Department on how to vote the proxy. The Operations Department will notify the relevant external parties of those instructions and vote in proxy in accordance to the instructions.

In the rare instance that HFS would have an equity security in one of its portfolios that holds a vote, HFS Operations Department will consult with its affiliate, UBS O’Connor LLC (“O’Connor”) on how to vote such proxy. In this instance, HFS would follow O’Connor’s Proxy Voting Policy and vote its proxy in accordance to the guidance provided by O’Connor’s Proxy Voting Policy (a copy of which is attached).

HFS has implemented procedures designed to identify whether HFS has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker-dealer activities. To address such conflicts, HFS has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker -dealer activities. Whenever HFS is aware of a conflict with respect to a particular proxy as determined by the Legal and Compliance Department, such proxy will be reviewed by a group consisting of members from the Operations Department, Investment Committee and Legal and Compliance and the group is required to review and agree to the manner in which such proxy is voted.

2.1         Recordkeeping

A record of all votes cast must be maintained in order to permit the SEC registered funds to file timely and accurately Form N-PX and to comply with the recordkeeping requirements of IA Act rule 204-2(e)(1). Additionally the Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Published: 01.03.2018	Page 3 of 3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

A&Q ALTERNATIVE FIXED-INCOME STRATEGIES FUND LLC

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by Bruce Amlicke (the “Portfolio Manager”), who is primarily responsible for the selection of the Fund’s investments, the allocation of the Fund’s assets among underlying investment managers and the general day-to-day management of the Fund

Mr. Amlicke has served as a Portfolio Manager of the Fund since its inception. He is the Chief Investment Officer and Head of UBS Hedge Fund Solutions LLC (the “Adviser”). Mr. Amlicke is also Chairman of the Adviser’s Investment Committee. Before re-joining UBS AG in 2010, Mr. Amlicke was Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group. From 2003 to 2004, he was Chief Investment Officer of the O’Connor Multi-Manager Program, the predecessor of the Adviser. Mr. Amlicke joined the O’Connor Multi-Manager team in 1998. He began his career at O’Connor & Associates in 1986 with the foreign currency options group, trading and managing global derivative portfolios. From 1995 to 1998, Mr. Amlicke pursued entrepreneurial interests and was actively involved in early-stage private equity investing in San Diego, California. Mr. Amlicke received his bachelor’s degree from the University of Michigan.

The Fund’s Portfolio Manager manages multiple accounts for the Adviser, including registered closed-end management investment companies and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Manager’s management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Manager may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Manager may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that he is managing on behalf of the Adviser. In addition, the Portfolio Manager could be viewed as having a conflict of interest to the extent that he has an investment in accounts other than the Fund. A potential conflict of interest may be perceived if the Adviser receives a performance-based advisory fee as to one account but not another, because the Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Manager’s overall responsibilities to ensure that he is able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Manager may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Manager.

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares of funds managed by the Adviser or in shares of stock or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Manager and approximate assets under management in those accounts as of March 31, 2018.

Portfolio Manager	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed

Bruce Amlicke	4(1)	$1,086,280,178	64(2)	$18,491,060,707	15(3)	$19,753,829,701

[1]	Of these accounts, 3 accounts with total assets of approximately $945,941,178 charge performance-based advisory fees.

[2]	Of these accounts, 35 accounts with total assets of approximately $12,923,857,629 charge performance-based advisory fees.

[3]	Of these accounts, 4 accounts with total assets of approximately $12,614,409,874 charge performance-based advisory fees.

The Fund’s Portfolio Manager does not beneficially own any units of limited liability company interest of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	A&Q Alternative Fixed-Income Strategies Fund LLC

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William Ferri
William Ferri, Principal Executive Officer

Date	June 6, 2018

By (Signature and Title)*	/s/ Dylan Germishuys
Dylan Germishuys, Principal Accounting Officer

Date	June 6, 2018

* Print the name and title of each signing officer under his or her signature.